UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                  Date of Report
                  (Date of earliest
                  event reported):  July 7, 1998


                           United States Leather, Inc.
             (Exact name of registrant as specified in its charter)


      Wisconsin                      0-24645                   13-3503310
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


               1403 West Bruce Street, Milwaukee, Wisconsin 53204
          (Address of principal executive offices, including zip code)


                                 (414) 383-6030
                         (Registrant's telephone number)

   Item 3.     Bankruptcy or Receivership.

          On July 7, 1998, the United States Bankruptcy Court for the Eastern District of Wisconsin, entered an order confirming the Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code proposed by United States Leather, Inc. (the "Company"), as modified (the "Plan"). The Plan became effective on July 20, 1998 (the "Effective Date"). The Plan and the Company's disclosure statement that relates to the Plan (the "Disclosure Statement") are filed as exhibits hereto, and the material features of the Plan are set forth in the Disclosure Statement under the caption "VI. Summary of the Plan," which is incorporated herein by reference.

          As of the Effective Date, the Company did not have any shares of its common stock, par value $.01 per share (the "Common Stock"), issued and outstanding, and had approximately 10 million shares of Common Stock reserved for future issuance in respect of claims and interests filed and allowed under the Plan.

          For information as to the assets and liabilities of the Company and its subsidiaries, reference is made to the Company's unaudited consolidated condensed balance sheets as of March 31, 1998 contained in the Company's Report on Form 10-Q for the quarterly period ended March 31, 1998 filed as Exhibit 13.1 hereto, which balance sheet is incorporated herein by reference.

   Item 7.     Financial Statements and Exhibits.

          (c)  Exhibits.

          The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   UNITED STATES LEATHER, INC.




   Date:  July 21, 1998            By:   /s/ Kinzie L. Weimer
                                   Kinzie L. Weimer
                                   Senior Vice President, Chief Financial
                                   Officer, Treasurer and Secretary

                           UNITED STATES LEATHER, INC.

                            EXHIBIT INDEX TO FORM 8-K
                               Dated July 7, 1998


   Exhibit
     No.                           Description

    (2.1)      Amended Plan of Reorganization Under Chapter 11 of the
               Bankruptcy Code.

    (3.1)      Restated Articles of Incorporation of the Company
               (Incorporated by reference to Exhibit (1) to the Company's Registration Statement on Form 8-A dated July 20, 1998).

    (3.2) Bylaws of the Company (Incorporated by referenced to the Company's Registration Statement on Form 8-A dated July 20,
               1998).

   (13.1) United States Leather, Inc. and Subsidiaries Consolidated Condensed Balance Sheets (Unaudited) as of March 31, 1998 (Incorporated by reference to the Company's Form 10-Q for the quarterly period ended March 31, 1998).

   (99.1) Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code with respect to Plan of Reorganization, dated March 31, 1998 (Incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K dated April 1, 1998).